Zanett, Inc.
212-583-0300



FOR IMMEDIATE RELEASE


$12.7 Million Revenue in Q3; +28% Quarter Over Quarter;
Net Income $100k for 3rd Quarter;
$150+ Million Gross Sales Pipeline;
25% Year Over Year Revenue Growth Projected for 4th Quarter



NEW YORK, NY, November 17, 2010 -- Zanett, Inc. (NasdaqCM : ZANE), a leading consulting firm specializing in serving Fortune 500 corporations and mid-market organizations in Health Care, Life Sciences, Manufacturing & Distribution, Retail, Gaming & Hospitality, and State & Local Government has announced its financial results for Q3 the nine months ended September 30, 2010.

FINANCIAL HIGHLIGHTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

* 28% revenue growth to $12.7 million in Q3 2010, vs. $9.9 million in Q3
* 2010.
* 11% Growth for the nine months ended September 30, 2010 vs same period
* last year.
* $45+ million in total new contracts signed in first 9 months of 2010.
* GAAP operating income of $284k in first nine months of 2010, vs. GAAP operating loss of $652k in the same period 2009.
* Q3 GAAP net income of $95k, vs loss of $818k for same period 2009.
* $150 million un-weighted sales pipeline as of September 30, 2010.


Mr. Dennis Harkins, the president and CFO of Zanett Inc. stated "We are very happy with our progress that we have had this year and the 3rd quarter continues that that story. We have actively engaged in the contracts we have signed over the last 12 months and we look forward to this growth continuing in the fourth quarter as we have given guidance of over 25% year-over-year revenue growth in the 4th quarter 2010, compared to the 4th quarter of 2009.

"We have an unbelievable group of people that work for Zanett and continue to provide value to our customers. Our vertical strategy into healthcare which we embarked on late in 2009 has paid huge dividends in our performance in 2010. We expect as we use that same strategy as we expand into other verticals, as well as our continued emphasis in health care, to fuel our growth in 2011."



About Zanett, Inc.

Zanett is a leading business process outsourcing (BPO), IT enabled services
(ITES), and information technology (IT) consulting firm serving Fortune 500 corporations and mid-market organizations in Healthcare, Life Sciences, Manufacturing & Distribution, Retail, Gaming & Hospitality, and State & Local Government.

Zanett helps organizations align business objectives with outsourced technology-enabled services to create Real Enterprise Value. We offer solutions ranging from business consulting as well as custom business solutions that integrate and implement Oracle's full suite of product offerings Oracle, JD Edwards, PeopleSoft, Seibel, including infrastructure technology and managed services together with associated Oracle Fusion technologies. Zanett employs over 213 professionals in North America and Asia with offices in Atlanta, Boston, Cincinnati, Indianapolis, Jacksonville, New York City, North Palm Beach, and Manila. For more information please visit http://www.zanett.com/ or http://healthcare.zanett.com.

Certain statements in this news release regarding projected results of operations, or, projected results of financial plans or future strategies and initiatives, including, but not limited to, projections of revenue, projections of profitability, any and all future expectation, and plans for future activities may and should be regarded as ``forward-looking statements'' within the meaning of the Securities Litigation Reform Act. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause Zanett, Inc.'s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Zanett currently is considering, but in reality may or may not in the future implement any or all of the items and issues listed in any planned budget or strategic initiative, due to, among other things, known and unknown risks, uncertainties and other factors.

Circumstances do change, and if and when the landscape changes, Zanett shall endeavor to remain as flexible as possible, and adjust its strategy accordingly. Zanett, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, change in strategy, or otherwise. The aforementioned listing of risks and uncertainties is not inclusive. For a more detailed discussion of some, but not all, of the risks and uncertainties that may affect Zanett, Inc., see Zanett, Inc.'s filings with the Securities and Exchange Commission.

Neither Zanett, Inc. nor Zanett Oracle Solutions is a part of, a division of, nor a subsidiary of, nor in any other manner connected with Oracle Corporation, and no implication is made whatsoever to suggest as such.

                   - FINANCIAL TABLES TO FOLLOW -
-page 2-


                                Zanett, Inc.
                    Condensed Consolidated Balance Sheets

                                               September 30,     December 31,
                                                   2010              2009
                                                (unaudited)
                                               ------------      ------------
Assets
Current assets:
       Cash and cash equivalents              $     78,270      $    180,598
       Accounts receivable, net of allowance
         for doubtful accounts of $308,297
         and $432,490, respectively              8,949,666         6,536,874
       Income tax receivable                        34,358            51,863
       Unbilled revenue                            311,977           206,681
       Prepaid expenses                            297,503           250,335
       Customer deposits                            35,000           535,000
       Other current assets                        226,558           174,306
                                              ------------      ------------
              Total current assets               9,933,332         7,935,657
                                              ------------      ------------
Property and equipment, net                      1,254,357         1,304,522
Goodwill                                        17,321,972        16,479,746
Other intangibles, net                             416,619           615,088
Other assets                                       177,342           165,349
                                              ------------      ------------
              Total assets                    $ 29,103,622      $ 26,500,362
                                              ============      ============
Liabilities and stockholders' equity
Current liabilities:
       Accounts payable                       $  1,888,709      $  1,235,640
       Accrued expenses                          2,970,489         2,836,387
       Short-term debt                           5,117,484         4,350,090
       Short-term debt-related party                     -         6,652,322
       Short-term renewable unsecured
        subordinated debt                        1,309,873         1,123,048
       Other current liabilities                 1,238,731         1,032,620
       Income taxes payable                              -            14,591
       Deferred revenue                          1,979,915         1,228,802
       Deferred income taxes                        30,645            30,645
       Capital lease obligations                    35,988            35,988
                                              ------------      ------------
              Total current liabilities         14,571,834        18,540,133
                                              ------------      ------------
Convertible subordinated note,
  net of discount of $1,360,619                  5,771,364                 -
Long term renewable unsecured
  subordinated debt                                692,919         1,131,104
Capital lease obligations                           20,988            47,980
Deferred rent expense                               83,654            76,535
Deferred income taxes                               25,053            25,053
                                              ------------      ------------
              Total liabilities                 21,165,812        19,820,805
                                              ------------      ------------
Commitments and contingencies                            -                 -

Stockholders' equity
   Preferred stock, $0.001 par value;
       10,000,000 shares authorized;
       none issued and outstanding                       -                 -
   Common stock, $0.001 par value;
       200,000,000 shares authorized;
       9,249,040 and 8,738,833 shares
       issued and outstanding, respectively         32,953            32,443
       Additional paid-in capital               34,433,489        32,482,502
       Treasury stock, at cost;
         14,915 shares                            (179,015)         (179,015)
       Accumulated deficit                      26,349,617)      (25,656,373)
                                              ------------       -----------
               Total stockholders' equity        7,937,810         6,679,557
                                              ------------       -----------
              Total liabilities and
                stockholders' equity           $29,103,622       $26,500,362
                                              ============       ===========

The accompanying notes are an integral part of these condensed consolidated financial statements.

-page 3-





                                   ZANETT, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (Unaudited)

                                    Three Months Ended        Nine Months Ended
                                       September 30,             September 30,
                                ----------------------- ----------------------
                                    2010         2009       2010       2009
                                ----------- ----------- ----------- -----------
Revenues                        $12,697,163 $ 9,903,120 $35,155,185 $31,795,705
                                ----------- ----------- ----------- -----------
Operating expenses:
    Costs of revenues             8,995,130   7,402,212  25,588,080  22,558,819
    Selling and marketing         1,584,944   1,213,919   4,405,101   4,269,631
    General and administrative    1,734,351   1,812,285   4,877,705   5,620,186
                                -----------  ---------- ----------- -----------
       Total operating expenses  12,314,425  10,428,416  34,870,886  32,448,636
                                -----------  ---------- ----------- -----------
       Operating income(loss)       382,738    (525,296)    284,299    (652,931)
                                -----------  ---------- ----------- -----------

Other income (expense):
  Interest expense                 (311,241)   (317,312)   (961,419)   (959,914)
                                -----------  ---------- ----------- -----------
    Total other expense            (311,241)   (317,312)   (961,419)   (959,914)
                                -----------  ---------- ----------- -----------
Income/(loss) from continuing
  operations before income
  taxes                              71,497    (842,608)   (677,120) (1,612,845)

Income tax benefit/(expense)         23,163      24,536     (16,124)     (9,600)
                                -----------  ---------- ----------- -----------
Income/(loss)from continuing
  operations after taxes             94,660    (818,072)   (693,244) (1,622,445)
                                -----------  ---------- ----------- -----------
Gain on sale of discontinued
  operations, net of taxes                -           -           -     887,500
                                -----------  ---------- ----------- -----------

Net income (loss)               $    94,660  $ (818,072)$  (693,244)$  (734,945)
                                -----------  ---------- ----------- -----------
Basic income (loss) per share:

  Continuing operations         $      0.01  $    (0.09)$     (0.08)$     (0.19)
  Discontinued operations       $      0.00  $     0.00 $      0.00 $      0.10
                                ===========  ========== =========== ===========
  Net income (loss) per common
    share to common
    stockholders - basic        $      0.01  $    (0.09)$     (0.08)$      0.09
                                ===========  ========== =========== ===========
Weighted average shares
    outstanding - basic           9,249,040   8,738,833   9,005,235   8,590,696
                                ===========  ========== =========== ===========
Diluted income (loss) per share:

  Continuing operations         $      0.01  $    (0.09)$     (0.08)$     (0.19)
  Discontinued operations       $      0.00  $     0.00 $      0.00 $      0.10
                                ===========  ========== =========== ===========
  Net income (loss) per common
    share to common
    stockholders - diluted      $      0.01  $    (0.09) $    (0.08)$      0.09
                                ===========  ========== =========== ===========
Weighted average shares
   outstanding - diluted          9,283,414   8,738,833   9,005,235 $ 8,590,696
                                ===========  ========== =========== ===========


The accompanying notes are an integral part of these condensed consolidated financial statements.

-page 4-


                                  Zanett, Inc.
                 Condensed Consolidated Statements of Cash Flows
                                  (Unaudited)
                                                      Nine Months Ended
                                                         September 30,
                                                 ---------------------------
                                                     2010            2009
                                                 -----------      ----------
Cash flows from operating activities:
Net loss                                         $  (693,244)     $ (734,945)
Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
          Depreciation and amortization              631,749         662,162
          Stock based compensation and services            -         481,775
          Gain on sale of discounted operations            -        (887,500)
          Provision (recoveries) for doubtful
            accounts                                (124,193)        471,809
          Non-cash interest expense                    8,435               -
          Income tax payable                         (14,591)        (11,502)
          Changes in:
               Accounts receivable                (2,288,598)       (184,424)
               Unbilled revenue                     (105,295)       (123,059)
               Prepaid expenses and other
                 current assets                      414,664          51,336
               Other assets                          (11,994)        (30,956)
               Accrued expenses                      134,097        (862,034)
               Accounts payable                      653,070         984,199
               Other current liabilities             490,989         (14,384)
               Deferred revenue                      751,114        (343,182)
               Deferred rent expense                   7,119          (5,550)
               Income taxes receivable                17,505         (28,567)
                                                 -----------      ----------
     Net cash used in operating activities          (129,173)       (574,822)
                                                 -----------      ----------
Cash flows from investing activities:
     Cash received from sale of discontinued
       operation, net                                      -         720,833
     Cash paid for contingent consideration
       related to acquisitions                       (65,000)       (317,657)
     Additions to property and equipment            (383,115)       (242,829)
                                                 -----------      ----------
     Net cash (used in) provided by
       investing activities                         (448,115)        160,347
                                                 -----------      ----------
Cash flows from financing activities:
     Payments for debt issuance costs                (14,083)              -
     Repayments of short term debt                   267,394        (287,285)
     Proceeds of notes payable to related
       party                                               -         300,000
     Borrowings of short term debt                   500,000               -
     Repayments for redemptions of
       unsecured notes                              (251,360)              -
     Issuance of unsecured notes                                      54,058
     Capital lease payments                          (26,991)        (15,000)
                                                 -----------      ----------
     Net cash provided by financing activities       474,960          51,773
                                                 -----------      ----------
Net decrease in cash and cash equivalents           (102,328)       (362,703)
Cash and cash equivalents, beginning of period       180,598         450,305
                                                 -----------      ----------
Cash and cash equivalents, end of period         $    78,270      $   87,602
                                                 ===========      ==========
Supplemental cash flow information:
Income taxes paid                                $    65,337      $   66,368
                                                 ===========      ==========
Interest paid                                    $   494,081      $  777,556
                                                 ===========      ==========
Non-cash financing activity:
Value of Shares issued for contingent
  consideration                                  $   582,443      $  243,372
                                                 ===========      ==========
Capital lease obligations                        $    56,976      $   92,964
                                                 ===========      ==========
Exchange of related party debt for convertible
   subordinated debt                             $ 7,131,983      $        -
                                                 ===========      ==========
Debt discount resulting from conversion reset
  on convertible subordinated debt               $ 1,369,054      $        -
                                                 ===========      ==========

The accompanying notes are an integral part of these condensed consolidated financial statements.




                                         ######

-page 5 -